Improve the productivity, efficiency and safety of your remote operations William Blair Growth Stock Conference June 16, 2016 Chicago, IL Exhibit 99.1

www.rig.net
Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions
of
the
United
States
Private
Securities
Litigation
Reform
Act
of
1995
—
that
is,
statements
related
to
the
future,
not
past,
events.
Forward-looking
statements
are
based
on
current
expectations
and
include
any
statement
that
does
not
directly
relate
to
a
current or historical fact.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan" or other similar words.  Forward-
looking
statements
in
this
presentation
include,
without
limitation,
statements
regarding
projected
revenue,
Adjusted
EBITDA
and
Unlevered Free Cash Flow (UFCF) for RigNet.  These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate.  Actual results and future events could differ materially from those anticipated in such statements.  Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period
December 31, 2015, which is incorporated by reference herein.
RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  All forward-looking statements are qualified in their entirety by this cautionary statement.
In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.
Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.
Forward-Looking Statements

www.rig.net
Best-in-class remote communications provider of managed, digital technology solutions and services, focusing on global connectivity for energy facilities, maritime vessels and other remote locations worldwide
•
Serving
approximately
1,000
remote
sites
in
approximately 50
countries.
•
Mission-critical global solutions supporting:
Voice
Data
Video
Wired & Wireless
•
Partner with our customers to:
Service remote locations
Build customized end-to-end networks
RigNet Overview

www.rig.net
Cellular, microwave and satellite
backhaul link services at the
edge to core networks,
delivering true end-to-end
Digital Technology Solutions
worldwide
VSAT and microwave systems
enable future proof access,
adaptable to changing
bandwidth needs and
requirements
Remote access and LAN/WAN
Networks enable big data,
industrial Internet  of Things
(IoT) and other data-intensive
needs in real time at the edge
End-to-end HQ Integration with
remote sites and assets
improves system performance
and operational productivity
Two Way Radio, cellular, Wi-Fi
and telephony systems improve
crew connectivity and
operational safety while
reducing non-productive time
Crew welfare systems improve
employee relations, enhance
training effectiveness  and skill
retention
Security systems protect remote
assets and capital investments
on site and online
Enabling Safe and Efficient Operations

www.rig.net
•
Connectivity
Satellite Networks
C, L, Ku and Ka-bands
High throughput satellites
Terrestrial wireless and fiber
networks
•
Business Solutions
Bandwidth optimization and data
management
Crew welfare
SCADA and asset tracking
Security and emergency
response
Meteorological and
oceanographic
EP services
Systems Integration &
Automation
•
Support
Best-in-Class
Global Footprint
Improved Productivity
Improved Productivity
Managed
Services
Managed
Services
Crew Wi-Fi &
Infotainment
Crew Wi-Fi &
Infotainment
Personnel
& Asset
Tracking
Personnel
& Asset
Tracking
Video, Voice
& Data
Collaboration
Video, Voice
& Data
Collaboration
Weather
Monitoring
& Onboard
Safety
Weather
Monitoring
& Onboard
Safety
Connectivity, Solutions & Support

www.rig.net Integrity Respect for People Teamwork Passion for Excellence Safety Core Values

www.rig.net
COMPUTING
ERA
NETWORK
ERA
CONNECTED
ERA
INTER-
CONNECTED
ERA
Source: Akamai State of the Internet Q4 2015 Report; Ericson Mobility Report, Feb. 2016; Company data
Avg. US Connection
Speed (Mbps)
Total Mobile Data Traffic
(PetaBytes/month)
3.6
3.9
4.0
4.2
4.7
6.6
9.6
11.1
14.2
2007
2009
2011
2013
2015
Semisubmersible Rigs
(kbps)
256
384
768
2009
2011
2015
281
618
1,131
1,971
3,166
5,336
2011
2013
2015
Business Drivers

www.rig.net
Global 24/7 Support
Support around the clock, around the
world through proactive end-to-end
monitoring and technical support
Our support processes and tools are
aligned to the Standardized, Information
Technology Infrastructure Library (ITIL)
framework to ensures the best services
for our customers
Support centers located in key areas
with highly-qualified and trained support
staff, technicians, engineers and
equipment available to address
customer needs

Stavanger
Elk
Mormond Hill
Aberdeen
Hakadal
Westhill
Chalfont
Bedford
Amsterdam
London
St. John's
Kazakhstan
Denver
Woodbine
Nuevo
Mt. Jackson
Hagerstown
Marietta
HOUSTON
New Orleans
Monterrey
Lafayette
Mexico City
Ciudad del Carmen
Beijing
Iraq
Shanghai
Doha
Al Khobar
Dubai
Muscat
Mumbai
Hanoi
Bangkok
Lagos
Kuala Lumpur
Labuan
Brunei
Singapore
Port Gentile
Jakarta
Luanda
MACAE
Guaratiba
Tanguá
Hortolândia
Rio de Janeiro
Gladstone
Perth
Sydney
Cape Town
Adelaide
Legend
RigNet Offices/ Service Centers
RigNet Teleport

RigNet

www.rig.net Global Connectivity

- NOBLE
- ENSCO
- Stena Drilling
- Seadrill
- FUGRO
- Songa Offshore
- PARAGON OFFSHORE
- KCA DEUTAG
- Precision Drilling
- NABORS INDUSTRIES LTD.
- ROWAN COMPANIES, INC.
- الخليج العالمية للحفر GULF DRILLING INTERNATIONAL
- Transocean
- SBM OFFSHORE

- Shell
- Chevron
- Statoil
- bp
- TOTAL
- ConocoPhillips
- ExxonMobil
- TALISMAN ENERGY
- Apache CORPORATION

- HALLIBURTON
- Weatherford
- BAKER HUGHES
- Schlumberger
- Technip take it further.
- BECHTEL
- OCEANEERING
- AkerSolutions
- NOV NATIONAL OILWELL VARCO

RigNet

www.rig.net Oil & Gas Drilling Companies Oil & Gas Operators Contractors/Service Companies Diverse customer base with no excessive concentration Diverse Customer Base

www.rig.net
Acquisition of Tecnor
•
A leading remote communications
provider in Mexico with significant
footprint
Established customer relationships
in key industry verticals
SCADA solutions delivering key
information to handheld devices
Advanced solution capabilities and
compliant licensing
Managerial and technical expertise
•
Key reforms in Mexico create
opportunities for RigNet
•
Springboard deeper into Latin America

www.rig.net
Experience and Opportunities
Maritime
Energy
Aviation
Mining
Enterprise
Industrial
Utilities
Est. 2016 O&G
VSAT Market
Opportunity:
$1.04B
Est. 2016 Non-
O&G VSAT Market
Opportunity:
$4.1B
Government
& NGO
Channel
Sales
Source:
NSR
Energy
Markets
via
Satellite,
5
Ed.;
NSR
Maritime
SATCOM
Markets,
4
Ed.;
NSR
VSAT
&
Broadband
Satellite
Markets,
14
th
Ed.
E&P
Onshore
$293MM
E&P
OSV
$266MM
Offshore
Rigs &
Platforms
$213MM
Pipelines
& Tankers
$268MM
0
Merchant
Vessels
$1,144MM
Passenger
Vessels
$429MM
Enterprise
$2,280 MM
Mining &
Utilities
$265MM
th
th

www.rig.net
Well-Positioned for Success
•
Worldwide customer care is a key differentiator
Maintaining high levels of network availability
Responsive with solutions to common and uncommon challenges
Global investment in people and equipment
•
Strong customer base
Major oil and gas drillers
Major energy operators and service companies
•
Traditional and new technology offerings
Microwave, Fiber, L-band, C-band, Ku and Ka band
GX, O3b
LTE, Wi-Fi, Fiber, Cat 5 cabling
•
Flexible balance sheet
Liquidity
Manageable debt position
•
Cost structure rationalization underway
Opportunities to reduce supply chain costs
Aggressively pursuing reductions in CapEx
Demonstrated progress in reducing SG&A

www.rig.net
Near Term Objectives
•
Business
Continue focus on energy industry
Increase market share in down-cycle
Increase relevance with existing customers
Step-out into other vertical markets
•
Financial
Maintain balance sheet flexibility
Focus on cash efficiency
Manage debt
Address further cost reductions through strategic sourcing, back-office automation and performance management
Invest opportunistically
Pursue targeted M&A prospects

www.rig.net
Financial Performance ($MMs)
$30
$33
$44
$56
$74
$47
2010
2011
2012
2013
2014
2015
$17
$14
$23
$25
$33
$14
2010
2011
2012
2013
2014
2015
$93
$109
$162
$221
$330
$271
2010
2011
2012
2013
2014
2015
Revenue
Adjusted EBITDA
Unlevered Free Cash Flow
($16)
$10
$12
$16
$16
($17)
2010
2011
2012
2013
2014
2015
Net Income
Source:  Company data
Please refer to Appendix for footnotes and definitions of Non-GAAP measures

www.rig.net
Summary
Positive EBITDA with a flexible balance sheet
Multi-year contracts with high customer retention
Best-in-class service to businesses with mission
critical communication requirements
Increasing requirements for additional bandwidth
and high capacity throughput
Worldwide footprint serving the requirements of
global and regional customers

www.rig.net
RNET Share Performance
Source:  FactSet
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
12/15/2010
11/14/2011
10/13/2012
9/12/2013
8/12/2014
7/12/2015
6/10/2016
12/14/2010:
IPO priced
at
$12 per share
8/1/2013:
Announced acquisition of
Inmarsat Energy Broadband assets and
GX commercial distribution agreement;
RNET stock price at $27.93 per share
7/5/2012 Announced
acquisition;
RNET stock price at
$16.90 per share
Nessco
11/4/2015:
Announced
S.A. de
C.V. (TECNOR); RNET stock
price at $31.16 per share
acquisition of
Orgtec
12/8/2015:
Chip
Schneider named
CFO; RNET stock
price at $21.78 per
share
as
5/31/2016:
Pickett
named
CEO; RNET
stock price at
$12.43 per
share
Steve
as
1/7/2016:
Announced
CEO;
RNET stock price at
$17.81
departure
of
8/20/2013:
KKR
announced agreement to
from Cubera ; RNET stock
price at $33.63
per share
acquire 27% of RigNet

www.rig.net
Five-Year WTI Price Chart
Source:  FactSet
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
6/10/2011
12/10/2011
6/10/2012
12/10/2012
6/10/2013
12/10/2013
6/10/2014
12/10/2014
6/10/2015
12/10/2015
6/10/20
WTI

www.rig.net
Appendix:  Non-GAAP Measures & Definitions
Adjusted EBITDA
We define Adjusted EBITDA as net loss plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, change in fair value of derivatives, stock-based compensation, merger/acquisition costs and related bonuses, restructuring charges, executive departure costs and non-recurring items.  Adjusted EBITDA should not be considered as an alternative to net loss, operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP.
Unlevered Free Cash Flow
We define Unlevered Free Cash Flow as Adjusted EBITDA less capital expenditures.  Unlevered Free
Cash Flow should not be considered as an alternative to net loss, operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP.

www.rig.net
Appendix:  Reconciliation of Net Income to Adjusted
EBITDA and Unlevered Free Cash Flow
($ in thousands)
2010
2011
2012
2013
2014
2015
Net income (loss)
$(15,276)
$9,752
$12,021
$16,544
$15,983
$(16,660)
Interest
expense
1,618
1,249
1,552
2,283
2,185
2,054
Depreciation and amortization
14,983
14,584
17,534
21,049
29,462
32,471
Impairment
of
goodwill,
intangibles,
PP&E
0
0
0
0
2,719
14,262
Foreign
exchange
impact
of
intercompany
financing
activities
0
0
0
0
856
0
(Gain)
loss on sales of PP&E, net of retirements
294
(165)
(131)
66
(44)
(41)
Change in fair value of preferred stock derivatives
17,190
0
0
0
0
0
Stock based compensation
437
1,534
2,502
2,963
4,252
3,660
Restructuring costs
0
0
0
0
0
7,410
Executive
departure
costs
0
0
0
0
0
1,000
Acquisition
/ IPO costs
1,825
0
1,372
4,115
2,922
342
Income tax expense
8,669
6,502
8,733
9,158
15,400
2,409
Adjusted
EBITDA
(non-GAAP
measure)
$29,740
$33,456
$43,583
$56,178
$73,735
$46,907
Adjusted EBITDA (non-GAAP measure)
$29,740
$33,456
$43,583
$56,178
$73,735
$46,907
Capital Expenditures
(13,091)
(19,767)
(21,083)
(31,093)
(40,402)
32,690
Unlevered Free
Cash Flow (non-GAAP measure)
$16,649
$13,689
$22,500
$25,085
$33,333
$14,217

Improve the productivity, efficiency and safety of your remote operations